UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

THERMA-WAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26911 (Commission File Number)	94-3000561 (IRS Employer Identification No.)

1250 Reliance Way
Fremont, California 94539
(Address of principal executive offices, including Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 Costs Associated with Exit or Disposal Activities

On April 8, 2005, Therma-Wave, Inc. adopted a restructuring plan aimed at increasing the company’s operating efficiency and reducing corporate expenses. The company will reduce the number of separate internal operating groups from 11 to 6 through a streamlining of its corporate structure. The company will eliminate approximately 8 percent of its North American workforce. The charge in connection with the restructuring plan is expected to be approximately $0.6 million, related to severance and related costs, and is anticipated to be recorded during the company’s fiscal first quarter of 2006, ending July 3, 2005. We expect that the restructuring plan will result in cash expenditures of approximately $0.6 million in the company’s fiscal first quarter of 2006.

On April 14, 2005, the company announced this restructuring plan. A copy of the press release announcing the restructuring plan is attached to this report as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit
No.	Description
99.1	Press Release dated April 14, 2005 titled “Therma-Wave Announces Streamlining of Corporate Structure”

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements related to the accounting charge and the cash expenditures to be incurred in connection with the restructuring. Factors that could cause actual results to differ materially from the forward-looking statements include our ability to estimate these accounting charges and related cash expenditures, unforeseen changes in accounting rules, and general political, economic and stock market conditions and events, both domestically and internationally. These factors and others are described in more detail in our public reports filed with the Securities and Exchange Commission, such as those discussed in the “Risk Factors” section filed as Exhibit 99.1 to our Annual Report on Form 10-K for the fiscal year ended March 28, 2004, all quarterly reports on Form 10-Q for the following fiscal quarters, all subsequent current reports on Form 8-K and all of our prior press releases. All forward-looking statements in this current report on Form 8-K are based on information available to us as of the date hereof, and we assume no duty to update these forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMA-WAVE, INC.
/s/ L. Ray Christie
Date: April 14, 2005	Name:	L. Ray Christie
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated April 14, 2005 titled “Therma-Wave Announces Streamlining of Corporate Structure”